United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

December 22, 2020

Date of Report (Date of earliest event reported)

Viveon Health Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39827	85-2788202
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Gibson, Deal & Fletcher, PC Spalding Exchange 3953 Holcomb Bridge Road Suite 200 Norcross Georgia	30092
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 861-5393

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units	VHAQ.U	NYSE American, LLC
Common Stock	VHAQ	NYSE American, LLC
Warrants	VHAQ.WS	NYSE American, LLC
Rights	VHAQ.R	NYSE American, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On December 22, 2020, Viveon Health Acquisition Corp.’s (the “Company”) Registration Statement on Form S-1 (File No. 333-251112) (the “Registration Statement”) related to the initial public offering of the Company (the “IPO”), was declared effective by the Securities and Exchange Commission (the “SEC”). Subsequently, on December 23, 2020, the Company’s Registration Statement on Form S-1 (File No. 333-251624) reflecting the increase in the size of the IPO became effective upon filing with the SEC. In connection therewith, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

●	An Underwriting Agreement, dated December 22, 2020, by and between the Company and Chardan Capital Markets, LLC (“Chardan”), as representative of the underwriters;
●	A Warrant Agreement, dated December 22, 2020, by and between the Company and Continental Stock Transfer & Trust Company;
●	A Rights Agreement, dated December 22, 2020, by and between the Company and Continental Stock Transfer & Trust Company;
●	Letter Agreements, dated December 22, 2020, by the Company’s officers, directors and shareholders;
●	An Investment Management Trust Agreement, dated December 22, 2020, by and between Continental Stock Transfer & Trust Company and the Company;
●	A Registration Rights Agreement, dated December 22, 2020, by and between the Company and Viveon Health, LLC ;
●	A Private Placement Warrants Subscription Agreement, dated December 22, 2020, by and between the Company and Viveon Health, LLC (the “Private Placement Warrants Subscription Agreement”);
●	A Stock Escrow Agreement, dated December 22, 2020, by and among the Company, Continental Stock Transfer & Trust Company and the initial shareholders of the Company;
●	Indemnity Agreements, dated December 22, 2020, by and among the Company and the directors and officers of the Company; and
●	An Administrative Services Agreement, dated December 22, 2020, by and between the Company and Viveon Health, LLC.

On December 28, 2020, the Company consummated the IPO of 17,500,000 units (the “Units”). Each Unit consists of one share of common stock, $0.0001 par value (“Common Stock”), and one warrant (“Warrant”) entitling its holder to purchase one-half of a share of Common Stock at a price of $11.50 per whole share, and one right to receive one-twentieth (1/20) of a share of Common Stock. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $175,000,000. The Company granted the underwriters a 45-day option to purchase up to 2,625,000 additional Units to cover over-allotments, if any.

As of December 28, 2020, a total of $176,750,000 of the net proceeds from the IPO and the Private Placement (as defined below under Item 3.02) were deposited in a trust account established for the benefit of the Company’s public shareholders. An audited balance sheet as of December 28, 2020 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement will be filed within four business days of the consummation of the IPO.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, the Company consummated the private placement (“Private Placement”) with Viveon Health, LLC (the “Sponsor”) of 18,000,000 warrants (the “Private Warrants”) to purchase 9,000,000 shares of Common Stock, each at a price of $0.50 per Private Warrant, generating total proceeds of $9,000,000.

The Private Warrants are identical to the warrants sold in the IPO, except that the Private Warrants are non-redeemable and may be exercised on a cashless basis, in each case so long as they continue to be held by the Sponsor or its permitted transferees. Additionally, the Sponsor agreed not to transfer, assign or sell any of the Private Warrants or underlying securities (except in limited circumstances, as described in the Private Placement Warrants Subscription Agreement) until the completion of the Company’s initial business combination. The Sponsor was granted certain demand and piggyback registration rights in connection with the purchase of the Private Warrants.

The Private Warrants were issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, as the transaction did not involve a public offering.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On December 22, 2020, in connection with the IPO, the Company filed its Amended and Restated Certificate of Incorporation with the Delaware Secretary of State. The terms of the Amended and Restated Certificate of Incorporation are set forth in the Registration Statement and are incorporated herein by reference.

Item 8.01. Other Events

On December 23, 2020, the Company issued a press release in connection with the pricing of the IPO, a copy of which is attached as Exhibit 99.2 hereto and incorporated by reference herein.

On December 28, 2020, the Company issued a press release in connection with the closing of the IPO, a copy of which is attached as Exhibit 99.3 hereto and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated December 22, 2020, by and between the Company and Chardan Capital Markets, LLC.

3.1	Amended and Restated Certificate of Incorporation.

4.1	Warrant Agreement, dated December 22, 2020, by and between Continental Stock Transfer & Trust Company and the Company.

4.2	Rights Agreement, dated December 22, 2020, by and between the Company and Continental Stock Transfer & Trust Company;

10.1	Letter Agreements, dated December 22, 2020, among the Company and the Company’s officers, directors and Initial Stockholders.

10.2	Investment Management Trust Agreement, dated December 22, 2020, by and between Continental Stock Transfer & Trust Company and the Company.

10.3	Registration Rights Agreement, dated December 22, 2020, by and between the Company and Initial Stockholders.

10.4	A Private Placement Warrants Subscription Agreement, dated December 22, 2020, by and between the Company and Viveon Health, LLC;

10.5	Stock Escrow Agreement, dated December 22, 2020, among the Company, Continental Stock Transfer & Trust Company and the Initial Stockholders.

10.6	Indemnity Agreements, dated December 22, 2020, by and among the Company and the directors and officers of the Company

10.7	Administrative Services Agreement, dated December 22, 2020, by and between the Company and Viveon Health, LLC

99.1	Stock Transfer Agreements, dated December 23, 2020 by and between the Company and the Independent Directors.

99.2	Press Release dated December 23, 2020.

99.3	Press Release dated December 28, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 29, 2020

VIVEON HEALTH ACQUISITION CORP.

By:	/s/ Jagi Gill
Name:	Jagi Gill
Title:	Chief Executive Officer

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